Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	June 30, 2015	December 31, 2014
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$33,905,869	$32,445,202
Held for investment, at amortized cost	76,526	76,432
Equity securities, available for sale, at fair value	7,861	7,805
Mortgage loans on real estate	2,450,676	2,434,580
Derivative instruments	503,953	731,113
Other investments	285,743	286,726
Total investments	37,230,628	35,981,858

Cash and cash equivalents	733,814	701,514
Coinsurance deposits	3,101,189	3,044,342
Accrued investment income	343,172	326,559
Deferred policy acquisition costs	2,522,277	2,058,556
Deferred sales inducements	1,944,619	1,587,257
Deferred income taxes	172,114	—
Income taxes recoverable	21,888	9,252
Other assets	177,781	280,396
Total assets	$46,247,482	$43,989,734

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$42,494,314	$39,802,861
Other policy funds and contract claims	342,878	365,819
Notes payable	422,163	421,679
Subordinated debentures	246,345	246,243
Deferred income taxes	—	3,895
Other liabilities	834,020	1,009,361
Total liabilities	44,339,720	41,849,858

Stockholders' equity:
Common stock	76,794	76,062
Additional paid-in capital	524,246	513,218
Accumulated other comprehensive income	388,779	721,401
Retained earnings	917,943	829,195
Total stockholders' equity	1,907,762	2,139,876
Total liabilities and stockholders' equity	$46,247,482	$43,989,734

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenues:
Premiums and other considerations	$10,037	$9,123	$17,034	$16,454
Annuity product charges	32,409	29,247	61,091	54,519
Net investment income	418,176	370,882	817,845	740,887
Change in fair value of derivatives	(23,024)	270,883	(54,124)	319,376
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	4,324	(2,230)	9,203	(2,944)
OTTI losses on investments:
Total OTTI losses	—	—	(132)	—
Portion of OTTI losses recognized from other comprehensive income	(828)	(594)	(828)	(1,499)
Net OTTI losses recognized in operations	(828)	(594)	(960)	(1,499)
Loss on extinguishment of debt	—	(6,574)	—	(10,551)
Total revenues	441,094	670,737	850,089	1,116,242

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	12,450	10,987	21,670	21,082
Interest sensitive and index product benefits	306,141	367,774	588,966	684,966
Amortization of deferred sales inducements	75,518	55,349	86,471	56,015
Change in fair value of embedded derivatives	(219,601)	80,935	(168,388)	173,554
Interest expense on notes payable	7,354	9,121	14,693	19,385
Interest expense on subordinated debentures	3,047	3,024	6,063	6,032
Amortization of deferred policy acquisition costs	104,700	67,084	118,986	74,278
Other operating costs and expenses	24,868	20,887	45,990	39,972
Total benefits and expenses	314,477	615,161	714,451	1,075,284
Income before income taxes	126,617	55,576	135,638	40,958
Income tax expense	43,772	18,832	46,890	13,967
Net income	$82,845	$36,744	$88,748	$26,991

Earnings per common share	$1.07	$0.49	$1.15	$0.37
Earnings per common share - assuming dilution	$1.05	$0.46	$1.12	$0.34
Weighted average common shares outstanding (in thousands):
Earnings per common share	77,237	74,461	77,140	73,495
Earnings per common share - assuming dilution	79,227	79,518	79,173	79,583

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,659	$2,703	$2,537	$2,615	$2,854
Life contingent immediate annuity considerations	7,378	4,294	7,589	3,428	6,269
Surrender charges	11,413	11,554	10,418	11,717	12,942
Lifetime income benefit rider fees	20,996	17,128	22,095	20,241	16,305
Net investment income	418,176	399,669	403,849	386,931	370,882
Change in fair value of derivatives	(23,024)	(31,100)	146,231	39,218	270,883
Net realized gains (losses) on investments, excluding OTTI	4,324	4,879	2,131	(3,190)	(2,230)
Net OTTI losses recognized in operations	(828)	(132)	(564)	(564)	(594)
Loss on extinguishment of debt	—	—	(1,951)	—	(6,574)
Total revenues	441,094	408,995	592,335	460,396	670,737

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,971	1,931	1,300	2,420	1,758
Life contingent immediate annuity benefits and change in future policy benefits	10,479	7,289	10,324	6,689	9,229
Interest sensitive and index product benefits (a)	306,141	282,825	359,319	429,415	367,774
Amortization of deferred sales inducements (b)	75,518	10,953	34,743	40,661	55,349
Change in fair value of embedded derivatives (c)	(219,601)	51,213	53,973	(195,206)	80,935
Interest expense on notes payable	7,354	7,339	8,244	8,741	9,121
Interest expense on subordinated debentures	3,047	3,016	3,046	3,044	3,024
Amortization of deferred policy acquisition costs (b)	104,700	14,286	49,629	39,671	67,084
Other operating costs and expenses	24,868	21,122	20,996	20,616	20,887
Total benefits and expenses	314,477	399,974	541,574	356,051	615,161
Income before income taxes	126,617	9,021	50,761	104,345	55,576
Income tax expense	43,772	3,118	19,544	36,530	18,832
Net income (a)(b)(c)	$82,845	$5,903	$31,217	$67,815	$36,744

Earnings per common share	$1.07	$0.08	$0.41	$0.90	$0.49
Earnings per common share - assuming dilution (a)(b)(c)	$1.05	$0.07	$0.39	$0.85	$0.46
Weighted average common shares outstanding (in thousands):
Earnings per common share	77,237	77,042	75,620	75,083	74,461
Earnings per common share - assuming dilution	79,227	79,118	80,154	79,467	79,518

(a)
Q3 2014 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact increased interest sensitive and index product benefits by $12.4 million and decreased net income and earnings per common share - assuming dilution by $8.0 million and $0.10 per share, respectively.

(b)
Q3 2014 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $12.6 million and $35.5 million, respectively, and increased net income and earnings per common share- assuming dilution by $31.0 million and $0.39 per share, respectively.

(c)
Q2 2014 includes a benefit of $62.6 million from the revision of assumptions used in determining fixed index annuity embedded derivatives, which after related adjustments to deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share - assuming dilution by $14.8 million and $0.19 per share, respectively.

NON-GAAP FINANCIAL MEASURES
In addition to net income, we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives, loss on extinguishment of debt and changes in litigation reserves. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Operating Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Dollars in thousands, except per share data)
Net income	$82,845	$36,744	$88,748	$26,991
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	(1,649)	1,361	(3,468)	1,925
Change in fair value of derivatives and embedded derivatives - index annuities	(29,274)	(4,115)	14,383	39,593
Change in fair value of derivatives and embedded derivatives - debt	(977)	(1,053)	100	456
Litigation reserve	—	—	—	(916)
Extinguishment of debt	—	5,518	—	7,912
Operating income (a non-GAAP financial measure)	$50,945	$38,455	$99,763	$75,961

Per common share - assuming dilution:
Net income	$1.05	$0.46	$1.12	$0.34
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI	(0.02)	0.01	(0.04)	0.02
Change in fair value of derivatives and embedded derivatives - index annuities	(0.37)	(0.05)	0.18	0.50
Change in fair value of derivatives and embedded derivatives - debt	(0.02)	(0.01)	—	—
Litigation reserve	—	—	—	(0.01)
Extinguishment of debt	—	0.07	—	0.10
Operating income (a non-GAAP financial measure)	$0.64	$0.48	$1.26	$0.95

(a)
Adjustments to net income to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC).

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$(3,496)	$2,824	$(8,243)	$4,443
Amortization of DAC and DSI	940	(719)	2,866	(1,465)
Income taxes	907	(744)	1,909	(1,053)
	$(1,649)	$1,361	$(3,468)	$1,925
Change in fair value of derivatives and embedded derivatives:
Index annuities	$(97,362)	$(16,176)	$66,286	$151,305
2015 notes, note hedge and warrants	—	(4,231)	—	(4,231)
Interest rate caps and swap	(1,670)	2,431	171	5,010
Amortization of DAC and DSI	52,959	12,710	(44,153)	(89,093)
Income taxes	15,822	98	(7,821)	(22,942)
	$(30,251)	$(5,168)	$14,483	$40,049
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$—	$—	$—	$(2,212)
Amortization of DAC and DSI	—	—	—	795
Income taxes	—	—	—	501
	$—	$—	$—	$(916)
Extinguishment of debt:
Loss on extinguishment of debt	$—	$6,574	$—	$10,551
Income taxes	—	(1,056)	—	(2,639)
	$—	$5,518	$—	$7,912

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income to Operating Income

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
	(Dollars in thousands, except per share data)
Net income	$82,845	$5,903	$31,217	$67,815	$36,744
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	(1,649)	(1,819)	(613)	1,551	1,361
Change in fair value of derivatives and embedded derivatives - index annuities	(29,274)	43,657	16,463	(4,957)	(4,115)
Change in fair value of derivatives and embedded derivatives - debt	(977)	1,077	32	(427)	(1,053)
Extinguishment of debt	—	—	3,604	—	5,518
Operating income (a non-GAAP financial measure) (b)(c)	$50,945	$48,818	$50,703	$63,982	$38,455

Operating income per common share - assuming dilution (b)(c)	$0.64	$0.62	$0.63	$0.81	$0.48

(a)
Adjustments to net income to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

(b)
Q3 2014 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $10.7 million and $33.0 million, respectively, and increased operating income and operating income per common share- assuming dilution by $28.2 million and $0.36 per share, respectively.

(c)
Q3 2014 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact increased interest sensitive and index product benefits by $12.4 million and decreased operating income and operating income per common share - assuming dilution by $8.0 million and $0.10 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014
	(Dollars in thousands)
Net realized (gains) losses on investments	$(4,324)	$(4,879)	$(2,131)	$3,190	$2,230
Net OTTI losses recognized in operations	828	132	564	564	594
Change in fair value of derivatives	116,627	114,843	19,033	171,274	(95,852)
Loss on extinguishment of debt	—	—	1,951	—	6,574
Increase (decrease) in total revenues	113,131	110,096	19,417	175,028	(86,454)

Amortization of deferred sales inducements	(23,306)	38,686	14,579	(3,886)	(10,749)
Change in fair value of embedded derivatives	215,659	(50,646)	(42,912)	188,383	(77,876)
Amortization of deferred policy acquisition costs	(30,593)	56,500	22,063	(3,349)	(1,242)
Increase (decrease) in total benefits and expenses	161,760	44,540	(6,270)	181,148	(89,867)
Increase (decrease) in income before income taxes	(48,629)	65,556	25,687	(6,120)	3,413
Increase (decrease) in income tax expense	(16,729)	22,641	6,201	(2,287)	1,702
Increase (decrease) in net income	$(31,900)	$42,915	$19,486	$(3,833)	$1,711

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Capitalization/Book Value per Share

	June 30, 2015	December 31, 2014
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable:
September 2015 Notes	$22,163	$21,679
July 2021 Notes	400,000	400,000
Subordinated debentures payable to subsidiary trusts	246,345	246,243
Total debt	668,508	667,922
Total stockholders’ equity	1,907,762	2,139,876
Total capitalization	2,576,270	2,807,798
Accumulated other comprehensive income (AOCI)	(388,779)	(721,401)
Total capitalization excluding AOCI (a)	$2,187,491	$2,086,397

Total stockholders’ equity	$1,907,762	$2,139,876
Accumulated other comprehensive income	(388,779)	(721,401)
Total stockholders’ equity excluding AOCI (a)	$1,518,983	$1,418,475

Common shares outstanding (b)	77,023,589	76,605,527

Book Value per Share: (c)
Book value per share including AOCI	$24.77	$27.93
Book value per share excluding AOCI (a)	$19.72	$18.52

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	19.3%	20.2%
Adjusted debt / Total capitalization	19.3%	20.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2015 - 230,012 shares; 2014 - 543,120 shares

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Spread Results

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Average yield on invested assets	4.78%	4.83%	4.76%	4.89%
Aggregate cost of money	1.94%	2.13%	1.96%	2.15%
Aggregate investment spread	2.84%	2.70%	2.80%	2.74%

Impact of:
Investment yield - additional prepayment income	0.07%	0.01%	0.04%	0.03%
Cost of money effect of over hedging	0.07%	0.03%	0.06%	0.01%

Weighted average investments (in thousands)	$35,043,846	$30,779,699	$34,428,106	$30,391,178
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$216,902	$277,464	$414,505	$507,842
Interest credited	62,379	69,432	125,427	139,259
Included in change in fair value of derivatives:
Proceeds received at option expiration	(222,864)	(278,771)	(425,446)	(506,729)
Pro rata amortization of option cost	124,709	106,245	243,510	208,269
Cost of money for deferred annuities	$181,126	$174,370	$357,996	$348,641

Weighted average liability balance outstanding (in thousands)	$37,294,188	$32,812,886	$36,605,612	$32,370,712
Annuity Account Balance Rollforward

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Dollars in thousands)
Account balances at beginning of period	$36,471,034	$32,321,232	$35,363,041	$31,535,846
Net deposits	1,719,093	1,002,911	2,921,891	1,868,316
Premium bonuses	125,600	83,270	219,190	155,957
Fixed interest credited and index credits	279,281	346,896	539,932	647,101
Surrender charges	(11,413)	(12,942)	(22,967)	(25,365)
Lifetime income benefit rider fees	(20,996)	(16,305)	(38,124)	(29,154)
Surrenders, withdrawals, deaths, etc.	(445,256)	(420,522)	(865,620)	(848,161)
Account balances at end of period	$38,117,343	$33,304,540	$38,117,343	$33,304,540

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Annuity Deposits by Product Type

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
Product Type	2015	2014	2015	2014	2014
	(Dollars in thousands)
Fixed index annuities	$1,757,193	$995,853	$2,984,433	$1,841,657	$3,999,439
Annual reset fixed rate annuities	13,137	17,160	24,187	32,400	57,273
Multi-year fixed rate annuities	17,715	22,063	87,217	76,650	103,293
Single premium immediate annuities	9,632	7,140	18,164	12,426	24,580
Total before coinsurance ceded	1,797,677	1,042,216	3,114,001	1,963,133	4,184,585
Coinsurance ceded	68,952	32,165	173,946	82,391	171,124
Net after coinsurance ceded	$1,728,725	$1,010,051	$2,940,055	$1,880,742	$4,013,461
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at June 30, 2015:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.0	9.4	15.0%	$36,187,697	95.0%
Annual Reset Fixed Rate Annuities	11.0	3.9	7.8%	1,423,155	3.7%
Multi-Year Fixed Rate Annuities (a)	6.4	1.4	4.1%	506,491	1.3%
Total	13.8	9.1	14.5%	$38,117,343	100.0%

(a)	32% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$685,651	$1,244,250
0.0% < 2.0%	35,525	351,828
2.0% < 3.0%	96,028	75,657
3.0% < 4.0%	14,017	739,804
4.0% < 5.0%	84,270	107,084
5.0% < 6.0%	95,517	564,498
6.0% < 7.0%	144,213	164,585
7.0% < 8.0%	55,313	528,096
8.0% < 9.0%	75,544	667,585
9.0% < 10.0%	59,897	854,066
10.0% or greater	583,671	30,890,244
	$1,929,646	$36,187,697

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,929,901	0.00%
2015	274,982	2.15%
2016	727,891	2.69%
2017	886,482	4.05%
2018	796,972	6.38%
2019	587,234	7.63%
2020	930,378	9.31%
2021	1,224,184	10.92%
2022	2,003,117	12.89%
2023	5,004,783	14.66%
2024	5,535,619	15.64%
2025	4,344,923	16.03%
2026	2,723,398	17.77%
2027	2,851,544	18.35%
2028	2,529,857	18.76%
2029	2,474,696	19.20%
2030	2,005,632	19.74%
2031	1,284,029	19.99%
2032	1,721	20.00%
	$38,117,343	14.54%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$918,245	$1,124,374
› 0.0% - 0.25%	222,407	27,801
› 0.25% - 0.5%	194,220	288,369
› 0.5% - 1.0%	159,561	583,109
› 1.0% - 1.5%	74,214	9,651
› 1.5% - 2.0%	31,845	438
› 2.0% - 2.5%	76	—
1.00% ultimate guarantee - 2.47% wtd avg interest rate (a)	105,978	6,549
1.50% ultimate guarantee - 1.49% wtd avg interest rate (a)	121,321	3,289,161
2.00% ultimate guarantee - 2.34% wtd avg interest rate (a)	101,779	—
2.25% ultimate guarantee - 2.38% wtd avg interest rate (a)	—	1,217,539
3.00% ultimate guarantee - 2.6% wtd avg interest rate (a)	—	2,400,287
Allocated to index strategies (see tables that follow)	—	27,240,419
	$1,929,646	$36,187,697

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of June 30, 2015 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.41%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,492	$10,483	$1,323,661	$55,009	$276,865
1.75% - 3%	1,622,540	—	—	—	—
3% - 4%	3,338,187	86,587	—	—	—
4% - 5%	58,080	77,992	1,913,624	—	—
5% - 6%	152,798	45,821	4,640,577	—	—
6% - 7%	—	—	23,482	—	—
>= 7%	—	15,210	1,526	83,946	18,289

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$626	$347,955	$164,473	$193,638
< 20%	293,356	—	—	—
20% - 40%	518,472	380,299	—	—
40% - 60%	78,065	144,273	109,099	1,192
>= 60%	4,990	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
(Dollars in thousands)
Current Cap
At minimum	$17,401
1.2% - 1.9%	7,435,133
2.0% - 2.3%	2,554,149
>= 2.4%	150,316

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
1.00% - 1.75%	54,855
2.25% - 2.75%	760,331
3.00%	231,384
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.63% based upon prices of options for the week ended July 21, 2015.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Summary of Invested Assets

	June 30, 2015		December 31, 2014
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$37,269	0.1%	$138,460	0.4%
United States Government sponsored agencies	1,346,299	3.6%	1,393,890	3.9%
United States municipalities, states and territories	3,683,015	9.9%	3,723,309	10.4%
Foreign government obligations	220,439	0.6%	193,803	0.5%
Corporate securities	22,475,868	60.4%	21,566,724	59.9%
Residential mortgage backed securities	1,619,463	4.3%	1,751,345	4.9%
Commercial mortgage backed securities	3,558,419	9.6%	2,807,620	7.8%
Other asset backed securities	1,041,623	2.8%	946,483	2.6%
Total fixed maturity securities	33,982,395	91.3%	32,521,634	90.4%
Equity securities	7,861	—%	7,805	—%
Mortgage loans on real estate	2,450,676	6.6%	2,434,580	6.8%
Derivative instruments	503,953	1.3%	731,113	2.0%
Other investments	285,743	0.8%	286,726	0.8%
	$37,230,628	100.0%	$35,981,858	100.0%
Credit Quality of Fixed Maturity Securities - June 30, 2015

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$21,984,922	64.7%	Aaa/Aa/A	$21,680,531	63.8%
2	11,324,503	33.3%	Baa	10,930,913	32.1%
3	653,816	1.9%	Ba	670,796	2.0%
4	13,774	0.1%	B	57,805	0.2%
5	—	—%	Caa and lower	466,991	1.4%
6	5,380	—%	In or near default	175,359	0.5%
	$33,982,395	100.0%		$33,982,395	100.0%
Watch List Securities - June 30, 2015

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$20,000	$(4,107)	$15,893	46
Industrial	63,970	(19,836)	44,134	10 - 28
Energy	13,030	(7,688)	5,342	25
	97,000	(31,631)	65,369
Other asset backed securities	3,594	(1,078)	2,516	51
	$100,594	$(32,709)	$67,885

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Fixed Maturity Securities by Sector

	June 30, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,381,847	$1,383,568	$1,502,134	$1,532,350
United States municipalities, states and territories	3,384,101	3,683,015	3,293,551	3,723,309
Foreign government obligations	210,930	220,439	181,128	193,803
Corporate securities:
Consumer discretionary	1,810,379	1,865,620	1,677,362	1,800,455
Consumer staples	1,454,295	1,499,746	1,376,634	1,489,951
Energy	2,479,304	2,488,426	2,307,432	2,378,038
Financials	4,493,576	4,677,156	3,928,295	4,246,882
Health care	1,876,622	1,940,828	1,742,218	1,884,132
Industrials	2,738,320	2,845,037	2,537,927	2,746,752
Information technology	1,502,306	1,529,300	1,324,095	1,388,990
Materials	1,671,215	1,681,350	1,589,219	1,654,125
Telecommunications	523,182	537,067	509,913	542,055
Utilities	3,133,529	3,334,800	2,991,652	3,358,901
Residential mortgage backed securities:
Government agency	696,915	759,752	689,378	759,902
Prime	575,316	606,255	683,206	721,454
Alt-A	226,210	253,456	244,262	269,989
Commercial mortgage backed securities:
Government agency	342,567	354,055	299,288	320,343
Other	3,185,676	3,204,364	2,421,006	2,487,277
Other asset backed securities:
Consumer discretionary	74,825	76,034	71,081	73,298
Energy	8,210	9,141	8,230	9,459
Financials	734,869	752,938	628,464	649,388
Industrials	169,350	181,284	177,864	190,217
Telecommunications	13,789	15,287	14,837	16,139
Utilities	5,369	6,939	5,870	7,982
Redeemable preferred stock - financials	—	12	—	11
	$32,692,702	$33,905,869	$30,205,046	$32,445,202
Held for investment:
Corporate security - financials	$76,526	$65,705	$76,432	$75,838

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Mortgage Loans on Commercial Real Estate

	June 30, 2015		December 31, 2014
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$722,023	29.3%	$701,638	28.5%
Middle Atlantic	166,314	6.7%	166,249	6.8%
Mountain	274,743	11.1%	279,075	11.4%
New England	9,464	0.4%	12,280	0.5%
Pacific	329,543	13.4%	302,307	12.3%
South Atlantic	450,083	18.2%	471,849	19.2%
West North Central	326,333	13.2%	349,028	14.2%
West South Central	189,447	7.7%	175,295	7.1%
	$2,467,950	100.0%	$2,457,721	100.0%

Property type distribution
Office	$451,847	18.3%	$484,585	19.7%
Medical office	83,393	3.4%	88,275	3.6%
Retail	714,174	28.9%	711,775	29.0%
Industrial/Warehouse	664,066	26.9%	649,425	26.4%
Hotel	18,411	0.8%	30,640	1.3%
Apartment	373,550	15.1%	335,087	13.6%
Mixed use/other	162,509	6.6%	157,934	6.4%
	$2,467,950	100.0%	$2,457,721	100.0%

	June 30, 2015	December 31, 2014
Credit Exposure - By Payment Activity
Performing	$2,445,361	$2,451,760
In workout	11,897	—
Delinquent	6,844	—
Collateral dependent	3,848	5,961
	2,467,950	2,457,721
Specific loan loss allowance	(9,316)	(12,333)
General loan loss allowance	(7,500)	(10,300)
Deferred prepayment fees	(458)	(508)
	$2,450,676	$2,434,580

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2015
First Quarter	$29.62	$25.46	$29.13	$0.00
Second Quarter	$29.90	$25.06	$26.98	$0.00

2014
First Quarter	$26.42	$18.84	$23.62	$0.00
Second Quarter	$25.15	$20.97	$24.60	$0.00
Third Quarter	$25.25	$21.69	$22.88	$0.00
Fourth Quarter	$29.75	$21.36	$29.19	$0.20

2013
First Quarter	$15.03	$12.33	$14.89	$0.00
Second Quarter	$16.60	$14.03	$15.70	$0.00
Third Quarter	$21.42	$15.64	$21.22	$0.00
Fourth Quarter	$26.46	$20.01	$26.38	$0.18
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2015

Research Analyst Coverage
Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com
Colin Devine
Jefferies LLC
(212) 707-6327
cdevine@jefferies.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com